Exhibit 10.1
RIGNET, INC. 2006
LONG-TERM INCENTIVE PLAN
1. PURPOSE.
     This Plan is intended to provide employees, directors, consultants and other individuals (individually, a “Participant” and, collectively, the “Participants”) rendering services to or on behalf Rignet, Inc. (the “Corporation”) and/or one or more of its subsidiaries (individually, a “Subsidiary” and, collectively, the “Subsidiaries”) an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to link the long-term interests of stockholders of the Corporation and Plan Participants, attract and retain Participants’ services, motivate Participants to increase the Corporation’s value, and create flexibility in compensating Participants.
     The Plan allows the Corporation to reward Participants with (i) incentive stock options and/or non-qualified stock options to purchase shares of common stock of the Corporation, (ii) stock appreciation rights with respect to shares of common stock of the Corporation, (iii) restricted shares of common stock of the Corporation, (iv) performance share awards which are designated as a specified number of shares of common stock of the Corporation and earned based solely on performance, and (v) performance unit awards which are designated as having a certain value per unit and earned based solely on performance (individually an “Award” and collectively the “Awards”).
     The Corporation has reserved the number of shares of common stock of the Corporation specified in Section 6(a) for purposes of the Plan.
2. DEFINITIONS.
     (a) “Acquisition” shall mean any transaction in which substantially all of the Corporation’s assets are acquired or in which a controlling amount of the Corporation’s outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities not otherwise affiliated or associated with the management or shareholders of the Corporation as of the date of grant of any given Award. As used in this Plan, Acquisition includes reorganizations and other tax free transactions in which a controlling amount of the Corporation’s outstanding shares are exchanged or extinguished.
     (b) “Award” shall mean any award granted under the Plan.
     (c) “Award Agreement” shall mean, with respect to each Award, the signed written agreement between the Corporation and the Participant receiving the Award setting forth the terms and conditions of the Award. The general terms and conditions described in this Plan with respect to such type of Award shall be incorporated by reference into the Award Agreement and shall apply to such Award, except to the extent specifically provided otherwise in the Award

Agreement. In the event of a conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.
     (d) “Board” shall mean the Board of Directors of the Corporation.
     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (f) “Committee” shall mean any special committee appointed by the Board in accordance with Section 4 to administer the Plan, including the Compensation Committee, if applicable.
     (g) “Common Stock” shall mean the voting common stock of the Corporation, as constituted on the Effective Date of the Plan, or any shares or securities into which the Common Stock may be changed, reclassified, subdivided, consolidated or converted thereafter.
     (h) “Compensation Committee” shall mean the compensation committee of the Board.
     (i) “Consultant” shall mean any individual who is not an Employee or Director and who has or will render services to or on behalf of the Corporation or a Subsidiary.
     (j) “Corporation” or “Company” shall mean Rignet, Inc., a corporation organized under the laws of Delaware, and any successor or continuing corporation resulting from the amalgamation of the Corporation and any other corporation or resulting from any other form of corporate reorganization of the Corporation.
     (k) “Director” shall mean a member of the Board.
     (1) “Effective Date” shall mean January 1, 2006.
     (m) “Employee” shall mean any individual, including an officer, who is a common law employee of the Corporation or a Subsidiary.
     (n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (o) “Exercise Price” shall mean:
     (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant’s Award Agreement; or
     (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant’s Award Agreement.

     (p) “Fair Market Value” shall mean as of a particular date, means (a) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price of the Common Stock on such date, or (b) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Board, in its absolute discretion, may determine in good faith.
     (q) “Incentive Stock Option” shall mean an Option of the type which is described in Section 422(b) of the Code.
     (r) “Non-Employee Director” shall mean a member of the Board who is not an Employee.
     (s) “Non-qualified Stock Option” shall mean an Option which is not of the type described in Section 422(b) of the Code.
     (t) “Option” shall mean any Option which is granted pursuant to the Plan to purchase one or more Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.
     (u) “Participant” shall mean any individual to whom an Award has been granted under the Plan, and such term shall include, where appropriate, the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant, as provided in the Plan.
     (v) “Performance Share” shall mean an Award made pursuant to Section 11 payable by the issuance of a specified number of Shares which shall be earned by and paid to a Participant at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant’s Award Agreement. A Performance Share may be settled in cash or Shares, as provided in the Participant’s Award Agreement.
     (w) “Performance Unit” shall mean an Award made pursuant to Section 11 payable in cash which shall be earned by and paid to the Participant at the end of a performance period based solely on performance during that period in achieving the performance objectives specified in the Participant’s Award Agreement. A Performance Unit may be settled in cash or Shares, as provided in the Participant’s Award Agreement.
     (x) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).
     (y) “Plan” shall mean this Rignet, Inc. 2006 Long-Term Incentive Plan, as amended.

     (z) “Pyramiding” shall mean a Participant’s payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share(s) that the Participant had acquired pursuant to the exercise of another option during the preceding six (6) months (under this Plan or any other plan or program of the Corporation or a Subsidiary) or had otherwise acquired from the Corporation or a Subsidiary during the preceding six (6) months without paying full consideration for such Share(s).
     (aa) “Reload” shall mean the grant of new Options to a Participant who pays all or a portion of the Exercise Price of an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares submitted by the Participant.
     (bb) “Restricted Stock” shall mean a Share(s) of Common Stock issued to a Participant which will Vest in accordance with the conditions, if any, specified in the Participant’s Award Agreement.
     (cc) “Share” shall mean one authorized share of Common Stock.
     (dd) “Stock Appreciation Right” or “SAR” shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share over the Exercise Price of such Right. A Stock Appreciation Right may be settled in cash or Shares, as provided in the Participant’s Award Agreement.
     (ee) “Stockholders’ Agreement” shall mean that certain Amended and Restated Stockholders’ Agreement dated June 20, 2005 among the Corporation and its stockholders, as amended.
     (ff) “Subsidiary” shall mean:
     (i) For purposes of granting Incentive Stock Options, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the voting power in one of the other corporations in such chain; and
     (ii) For all other purposes of the Plan, any business entity (other than the Corporation) in which the Corporation has an equity interest.
     (gg) “Tandem Option/Stock Appreciation Right” shall mean an Option to purchase a specified number of Share(s) and a Stock Appreciation Right granted with respect to a specified number of Share(s) which are granted together and designated as a “Tandem Option/SAR” in the Participant’s Award Agreement, whereby the exercise of either the Option or the SAR cancels the other granted in tandem with it.
     (hh) “Ten Percent Stockholder” shall, for purposes of granting Incentive Stock Options, have the meaning ascribed to such term in Code Section 422(b)(6) or in any successor provision of the Code.

     (ii) “Total and Permanent Disability” shall mean with respect to a Participant:
     (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of “total disability” in the principal long-term disability policy or plan provided by the Corporation or a Subsidiary covering the Participant; or
     (ii) If no such policy is then covering the Participant, a physical or mental infirmity which, as determined by the Committee, upon receipt of and in reliance on sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice, impairs the Participant’s ability to substantially perform the Participant’s duties for a period of at least one hundred eighty (180) consecutive days.
     (jj) “Vest” or “Vesting” shall mean the date on which an Award becomes exercisable, payable and/or nonforfeitable, as applicable.
     (kk) “Voting Power” shall mean the total combined rights to cast votes at an election for members of the Board.
3. EFFECTIVE DATE.
     The Plan was adopted by the Board to be effective on the Effective Date, subject to the approval of the Corporation’s stockholders in accordance with Section 18.
4. ADMINISTRATION.
     (a) Administration by the Board or the Committee.
     (i) The Plan shall be administered by the Compensation Committee with respect to all Participants who are subject to Section 162(m) of the Code. The Board itself may administer the Plan with respect to all other Participants or may delegate all or part of that duty to the Committee.
     (ii) The Committee shall consist of not less than two members, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3(b)(iii) promulgated by the Securities and Exchange Commission under the Exchange Act, and an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations issued thereunder.
     (b) Actions of the Committee.
     (i) The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.
     (ii) Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, provided that no member shall act upon the granting of an Award to himself or herself.
     (c) Powers of the Committee.
     On behalf of the Corporation and subject to the provisions of the Plan, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee shall have the authority and complete discretion to:
     (i) Prescribe, amend and rescind rules and regulations relating to the Plan, and, if desired, delegate authority to take actions under the Plan to the President or other appropriate officer(s) of the Corporation within the limits determined by the Committee;
     (ii) Select Participants to receive Awards;
     (iii) Determine the form and terms of Awards;
     (iv) Determine the number of Shares or other consideration subject to Awards;
     (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation or any Subsidiary;
     (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
     (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
     (viii) Establish Vesting schedules and determine whether an Award has been earned and/or Vested;
     (ix) Determine whether a Participant has incurred a Total and Permanent Disability;
     (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;
     (xi) Authorize any person to execute on behalf of the Corporation or any Subsidiary any instrument required to effectuate the grant of an Award;

     (xii) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;
     (xiii) Determine when an Employee’s period of employment is deemed to be continued during an approved leave of absence;
     (xiv) Determine when a Consultant’s period of rendering service is deemed to be continuous notwithstanding a period of interrupted service and when a Consultant’s period of rendering services has ended;
     (xv) Determine, upon review of relevant information, the Fair Market Value of the Common Stock; and
     (xvi) Make all other determinations deemed necessary or advisable for the administration of the Plan.
     (d) Committee’s Interpretation of the Plan.
     Subject to Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee’s interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. Neither the Committee, a member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan. The Corporation, in accordance with its bylaws, shall indemnify and defend such parties to the fullest extent provided by law and such bylaws.
5. PARTICIPATION.
     (a) Eligibility for Participation.
Subject to the conditions of Section 5(b), all Employees, Directors and Consultants rendering services to the Corporation and/or any Subsidiary are eligible to be selected as Participants by the Committee. The Committee’s determination of an individual’s eligibility for participation shall be final.
     (b) Eligibility for Awards.
     The Committee has the authority to grant Award(s) to Participants. A Participant may be granted more than one Award under the Plan.
6. SHARES OF STOCK OF THE CORPORATION.
     (a) Shares Subject to the Plan.

     Awards granted under the Plan shall be with respect to 3,000,000 authorized but unissued or reacquired Shares of Common Stock.
     (b) Allocation of Shares Which May be Granted as Restricted Stock.
     Of the Shares authorized under Section 6(a), only 500,000 Shares may be issued as Restricted Stock.
     (c) Adjustment of Shares.
     In the event of an adjustment described in Section 13, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Price of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the stockholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.
     (d) Awards Not to Exceed Shares Available.
     The number of Shares subject to Awards which have been granted under the Plan at any time during the Plan’s term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason other than, and to the extent, being settled in Shares shall again be available for issuance under the Plan.
7. GENERAL TERMS AND CONDITIONS OF AWARDS.
     (a) Award Agreements.
     Each Award shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Award. Each Award Agreement shall specify the manner and procedure for exercising an Award, if relevant for the Award, and specify the effective date of such exercise.
     (b) Number of Shares Covered by an Award.
     Each Award Agreement shall state the number of Shares subject to the Award, subject to adjustment of such Shares pursuant to Section 13.
     (c) Other Provisions.
     An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable, including but not limited to:

     (i) Restrictions on the exercise of the Award;
     (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or
     (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 16.
     (d) Vesting of Awards.
     Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Award shall Vest, in whole or in part, with respect to all or a specified portion of such Award. The condition shall not impose upon the Corporation or any Subsidiary any obligation to retain the Participant in its employ for any period as an Employee, Director and/or Consultant.
     (e) Effect of Termination of Employment, Directorship or Consultancy on Nonvested and Vested Awards.
     (i) For purposes of the Plan, a Participant’s status as an Employee, a Director or a Consultant shall be determined by the Committee and will be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee.
     (ii) If a Participant ceases to be an Employee, a Director and/or a Consultant for any reason (A) the Participant’s Award(s) which are not Vested at the time that the Participant ceases to be an Employee, a Director or a Consultant (as applicable) shall be forfeited, and (B) the Participant’s Award(s) which are Vested at the time the Participant ceases to be an Employee, a Director or a Consultant (as applicable) shall be forfeited and/or expire on the terms specified in Sections 8 through 11, as applicable.
     (f) Nontransferability of Awards.
     An Award granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not, except to the extent specifically provided otherwise in the Participant’s Award Agreement, be assignable or transferable. In the event of the Participant’s death, an Award is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 7(f) shall be null and void.
     (g) Modification, Extension or Renewal of Awards.
     Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3 and the performance-based compensation exception of Section 162(m) of the Code, the Committee may, in its discretion, modify, extend or renew any outstanding Award or accept the cancellation of outstanding Award(s) for the granting of a new Award(s) in substitution therefor. Notwithstanding the preceding sentence, no modification of an Award shall:
     (i) Without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted;
     (ii) Without the consent of the Participant, cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or
     (iii) Exceed or otherwise violate any limitation set forth in the Plan.
     (h) Rights as a Stockholder.
     A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares subject to Award until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.
8. SPECIFIC TERMS AND CONDITIONS OF OPTIONS.
     (a) Eligibility for Incentive Stock Options.
     Incentive Stock Options may be granted only to a Participant who is an Employee. Any Incentive Stock Option granted to a Participant who is also a Ten Percent Stockholder shall be subject to the following additional limitations: (i) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, shall be equal to or exceeds 110% of the Fair Market Value of a Share, and (ii) the term of the Incentive Stock Option shall not exceed five (5) years.
     (b) Exercise Price.
     Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, provided that the Exercise Price of an Option (whether granted as an Incentive Stock Option or a Nonqualified Stock Option) shall not be less than 100% of the Fair Market Value of the Shares determined as of the date the Option is granted (substituting “110%” for “100%” for any Incentive Stock Option granted to a Ten Percent Stockholder).
     (c) Exercise of Options, Payment of Exercise Price, and Stock Settlement of Options.
     (i) A Participant may exercise an Option only on or after the date on which the Option Vests and only on or before the date on which the term of the Option expires. In order to exercise an Option, a Participant shall be required to execute and deliver the Stockholders’ Agreement and such other documents as the Corporation shall require.

     (ii) Subject to Section 8(c)(iii) below, a Participant exercising an Option shall pay the Exercise Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee, in its discretion, allows the Participant to pay the Exercise Price in a manner allowed under Section 16, so long as the sum of cash so paid and such other consideration equals the Exercise Price. The Committee may, in its discretion, permit the sequential exercise of an Option through Pyramiding and/or permit the grant of Reload Options.
     (iii) The Committee may, in its discretion, permit a Participant to exercise an Option without paying the Exercise Price for the Shares to which such exercise pertains, in which event the Option so exercised shall be settled in a specific number of whole Shares having an aggregate Fair Market Value equal to (A) the excess of the Fair Market Value, determined as of the date of exercise, of one Share over the Exercise Price of such Option, multiplied by (B) the number of Shares to which such exercise pertains.
     (d) Term and Expiration of Options.
     Subject to Section 8(h), except as otherwise specifically provided in a Participant’s Award Agreement, the term of an Option shall expire on the first to occur of the following events:
     (i) The tenth (10th) anniversary of the date the Option was granted (for an Incentive Stock Option granted to any Participant who is a Ten Percent Stockholder, “fifth anniversary” shall be substituted for “tenth anniversary”);
     (ii) The date determined under Section 8(e) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant’s death;
     (iii) The date determined under Section 8(f) for a Participant who ceases to be an Employee, Director, or Consultant by reason of the Participant’s Total and Permanent Disability;
     (iv) The date determined under Section 8(g) for a Participant who ceases to be an Employee, Director or Consultant for any reason other than death or Total and Permanent Disability;
     (v) On the effective date of a transaction described in Section 13(b); or
     (vi) The expiration date specified in the Award Agreement pertaining to the Option.
     (e) Death of Participant.
     If a Participant dies while an Employee, Director or Consultant, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant’s death or became Vested as a result of the Participant’s death, at any time within one (1) year after the

Participant’s death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 8(d) had the Participant’s death not occurred).
     (f) Total and Permanent Disability of Participant.
     If a Participant ceases to be an Employee, Director or Consultant as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee, Director or Consultant or became Vested as a result of Participant’s Total and Permanent Disability, at any time within one (1) year after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d) had the Participant’s Total and Permanent Disability not occurred).
     (g) Termination for other Reason.
     If a Participant ceases to be an Employee, Director or Consultant for any reason other than his death or Total and Permanent Disability, the Participant’s Options which are Vested at the time the Participant ceases to be an Employee, Director or Consultant may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 8(d)).
     (h) No Disqualification of Incentive Stock Options.
     Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in Section 8(i)).
     (i) Limitation on Incentive Stock Options.
     The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the date of grant of such Incentive Stock Option) of all Shares with respect to which a Participant’s Incentive Stock Options first become Vested during any calendar year (under the Plan and under other incentive stock option plans, if any, of the Corporation and its Subsidiaries) shall not exceed US $100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.
9. SPECIFIC TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.
     (a) Exercise Price.
     (i) Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 13, provided that the Exercise Price of a Stock Appreciation Right shall not be less than 100% of the Fair

Market Value of a Share determined as of the date the Stock Appreciation Right is granted.
     (ii) A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.
     (b) Exercise and Settlement of Stock Appreciation Rights.
     (i) A Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right Vests and only on or before the date on which the Stock Appreciation Right expires.
     (ii) A Participant’s properly exercised Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.
     (c) Term and Expiration of Stock Appreciation Rights.
     Except as otherwise specifically provided in a Participant’s Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:
     (i) The tenth (10th) anniversary of the date the Stock Appreciation Right was granted;
     (ii) The date determined under Section 9(d) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant’s death;
     (iii) the date determined under Section 9(e) for a Participant who ceases to be an Employee, Director or Consultant by reason of the Participant’s Total and Permanent Disability;
     (iv) The date determined under Section 9(f) for a Participant who ceases to be an Employee, Director or Consultant for a reason other then his death or Total and Permanent Disability;
     (v) On the effective date of an Acquisition as provided in Section 13(b); or
     (vi) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.
     (d) Death of Participant.
     If a Participant dies while an Employee, Director or Consultant, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant’s death or became Vested as a consequence of the Participant’s death, at any time within one (1) year after the Participant’s death (but not beyond the date that the term of the

Stock Appreciation Right would earlier have expired pursuant to Section 9(c) had the Participant’s death not occurred).
     (e) Total and Permanent Disability of Participant.
     If a Participant ceases to be an Employee, Director or Consultant as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a consequence of the Participant’s Total and Permanent Disability, at any time within one (1) year after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 9(c) had the Participant’s Total and Permanent Disability not occurred).
     (f) Other Terminations.
     If a Participant ceases to be an Employee, Director or Consultant for any reason other than his death or Total and Permanent Disability, the Participant’s Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director or Consultant may be exercised at any time within three (3) months after such date (but not beyond the date that the term of the Stock Appreciation Rights would earlier have expired pursuant to 9(c)).
10. SPECIFIC TERMS AND CONDITIONS OF RESTRICTED STOCK.
     (a) Purchase Price.
     (i) Each Award Agreement relating to the issuance of Restricted Stock shall state the number of Shares to which it pertains and the purchase price per Share, if any, that the Participant paid for such Shares, subject to adjustment pursuant to Section 13. Upon the grant of an Award of Restricted Stock the Participant shall be required to execute and deliver the Stockholders’ Agreement and such other documents as the Corporation shall require.
     (ii) A Share of Restricted Stock may be issued to a Participant with or without payment by the Participant of any consideration (other than services), unless the Participant is required to pay a minimum purchase price, such as par value, for such Shares.
     (b) Forfeiture of Restricted Stock.
     If a Participant’s status as an Employee, Director or Consultant terminates for any reason, any Share of Restricted Stock which was not Vested or did not become Vested as the result of the Participant’s termination shall be forfeited immediately.
     (c) Certificates Representing Non-Vested Shares of Restricted Stock.

     As a condition to receiving an Award of Shares of Restricted Stock which are not Vested, the Participant shall duly execute a “power of attorney” or a form of “stock power” provided by the Corporation with respect to such Shares authorizing the re-transfer, without any further action by the Participant, to the Corporation of any Shares which may be forfeited by the Participant. The Corporation shall retain the stock certificate evidencing such Shares until the Shares are Vested. If, in the opinion of the Corporation and its counsel, the retention of the stock certificate representing such Restricted Shares is no longer required, the Corporation shall deliver to the Participant a stock certificate representing such Shares, bearing such restrictive legends as are required or may be deemed advisable under the Plan or the provisions of any applicable law.
     (d) Legends.
     Stock certificates evidencing Restricted Shares shall bear a restrictive legend noting the forfeiture provisions attached to such Shares and such other restrictive legends as are required or may be deemed advisable under the Plan or the provisions of any applicable law.
     (e) Exchange of Certificates.
     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Restricted Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
11. PERFORMANCE SHARES AND PERFORMANCE UNITS.
     (a) Performance Objectives.
     i) No later than ninety (90) days after the beginning of each Plan Year, the Committee may select performance measures and shall establish, in writing, the performance objectives that may be earned by a Participant (either in the aggregate, by Employee class, or among individual Participants) for the Plan Year in order to receive Performance Shares or Performance Units. These performance objectives may be based on any combination of corporate and/or individual goals. Such performance objectives may include, but are not limited to, stock price, market share, sales, earnings per share, return on equity, costs, maintaining the status quo or limiting economic losses.
     ii) In establishing performance objectives, the Committee shall state the method of determining the Award in an objective formula or standard.
     iii) Prior to payment of the Award, the material terms of the performance objectives shall be disclosed to and subsequently approved by shareholders in accordance with Section 18, which approval shall be required every five (5) years.

     iv) Prior to the payment or issuance of Cash or Shares upon the completion of a Performance period specified for an Award, the Committee shall certify that the participant attained the performance objectives.
     (b) Number of Shares Covered by a Performance Share Award.
     Each Performance Share Award Agreement shall state the number of Shares to which it pertains, subject to adjustment pursuant to Section 13.
     (c) Value of a Performance Unit Award.
     Each Performance Unit Award Agreement shall state the value of such Award.
     (d) Purchase Price.
     A Performance Share and a Performance Unit shall be issued to a Participant without payment by the Participant of any consideration (other than services).
     (e) Settlement of a Performance Share and a Performance Unit.
     Following the end of the performance period applicable to a Performance Share or a Performance Unit and the Committee’s determination of the extent to which the Award Vests, the Award shall be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes. In order to receive Shares, the Participant shall be required to execute the Stockholders’ Agreement and such other documents as the Corporation shall require.
     (f) Term and Expiration of Performance Shares and Performance Units.
     Except as otherwise specifically provided in a Participant’s Award Agreement, the term of a Performance Share and Performance Unit shall expire on the first to occur of the following events:
     (i) The date determined under Section 11(g) for a Participant who ceases to be an Employee, Director or Consultant for any reason;
     (ii) On the effective date of an Acquisition as provided in Section 13(b); or
     (iii) The expiration date specified in the Award Agreement pertaining to the Performance Share or the Performance Unit.
     (g) Forfeiture of Performance Shares and Performance Units.
     If a Participant’s status as an Employee, Director or Consultant terminates for any reason, any Performance Share and Performance Unit which was not Vested or did not become Vested as the result of the Participant’s termination shall be forfeited immediately.

12. TERM OF PLAN.
     Awards may be granted pursuant to the Plan through the period commencing on the Effective Date and ending on December 31, 2015. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on December 31, 2025. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan unless an extension is approved by the stockholders of the Corporation within one (1) year of such extension.
13. ACQUISITIONS.
     (a) Recapitalization.
     Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).
     (b) Acquisition.
     Each Award shall expire as of the effective time of an Acquisition, provided that the Committee shall, to the extent possible considering the timing of the transaction, give at least thirty (30) days’ prior written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards (as an Award Agreement may provide) prior to or as of the effective time of such transaction, subject to earlier expiration pursuant to Sections 8 through 11, as applicable. The preceding sentence shall not apply if pursuant to the Acquisition the surviving or purchasing entity agrees to assume outstanding Awards.
     (c) Determination by the Committee.
     All adjustments described in this Section 13 shall be made by the Committee and shall be conclusive and binding on all persons.
     (d) Limitation on Rights of Participants.
     Except as expressly provided in this Section 13, no Participant shall have any rights by reason of any reorganization, dissolution, Acquisition, merger or acquisition. Any issuance by the Corporation or any Subsidiary of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.
     (e) No Limitation on Rights of Corporation.
     The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation or any Subsidiary to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
14. SECURITIES LAW REQUIREMENTS.
     (a) Legality of Issuance.
     No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:
     (i) The Corporation, its Subsidiaries and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the “Act”), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;
     (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and
     (iii) Any other applicable provision of state, federal or foreign law has been satisfied.
     (b) Restrictions on Transfer; Representations of Participant; Legends.
     Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.
     Any determination by the Corporation, its Subsidiaries and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.
     (c) Registration or Qualification of Securities.
     The Corporation and/or its Subsidiaries may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.
     (d) Exchange of Certificates.
     If, in the opinion of the Corporation, its Subsidiaries and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
15. AMENDMENT OF THE PLAN.
     The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under the performance-based compensation exception of Section 162(m) of the Code or rules and regulations promulgated by the Securities and Exchange Commission with respect to Participants who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation’s stockholders, no such revision or amendment shall:
     i. Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 13;
     ii. Change the designation of the class of persons eligible to receive Awards; or
     iii. Amend this Section 15 to defeat its purpose.

     No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.
16. PAYMENT FOR SHARE PURCHASES.
     Payment of the Exercise Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:
     (a) By check;
     (b) By cancellation of indebtedness of the Corporation or a Subsidiary to the Participant;
     (c) By surrender of Shares provided that if the Corporation is then subject to the Exchange Act, such Shares must either have been: (A) owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been “paid for” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation or a Subsidiary by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) obtained by Participant in the public market;
     (d) By waiver of compensation due or accrued to Participant for services rendered;
     (e) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation’s stock exists:
     (i) Through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price and any applicable withholding taxes directly to the Corporation; or
     (ii) Through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price and any applicable withholding taxes directly to the Corporation; or
     (iii) By any combination of the foregoing and/or by any other method approved by the Committee.

17. APPLICATION OF FUNDS.
     The proceeds received by the Corporation and its Subsidiaries from the sale of Common Stock pursuant to the exercise of an Option or in any other manner with respect to any Award shall be used for general corporate purposes.
18. APPROVAL OF STOCKHOLDERS.
     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan by the Board, and in no event later than December 31, 2006. Prior to such approval, Awards may be granted but may not be exercised or settled. Pursuant to Section 15, certain amendments shall also be subject to approval by the Corporation’s stockholders.
19. WITHHOLDING OF TAXES.
     (a) General.
     Whenever Shares are to be issued under the Plan, the Corporation or a Subsidiary may require, as a condition to such issuance of Shares, the Participant to remit to the Corporation or such Subsidiary, from any source, an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.
     (b) Stock Withholding.
     When, under applicable tax laws, a Participant incurs a tax liability in connection with the issuance of Shares under the Plan the Participant shall be obligated to pay the Corporation or such Subsidiary the amount required to be withheld, provided that the Participant may, if subject to Section 16(b) of the Exchange Act, elect to satisfy the minimum withholding tax obligation by electing to have the Corporation or such Subsidiary withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee.
20. RIGHTS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual’s status as an Employee, Director or Consultant at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the

Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation or any Subsidiary.
21. NOTICES.
     Any notice to be provided by one party to the other party under this Plan shall be deemed to have been duly delivered to the other party (i) on the date such notice is delivered at the address provided in a Participant’s Award Agreement or at such other address as the party may notify the other party in writing at any time, or (ii) on the date such notice is deposited in the United States mail as first class mail, postage prepaid if addressed to the party at the address provided in a Participant’s Award Agreement or at such other address as the party may notify the other party in writing at any time. For the purposes of clause (i), the term “delivered” shall include hand delivery, delivery by facsimile, and delivery by electronic mail.
22. MISCELLANEOUS.
     (a) Unfunded Plan.
     The Plan shall be unfunded and the Corporation and its Subsidiaries shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.
     (b) No Restrictions on Other Programs.
     Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plan may be either generally applicable or applicable only to specific classes.
     (c) Governing Laws.
     The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or Award Agreement to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, in the County of the principal offices of the Corporation, to resolve any and all issues that may arise out of or relate to the Plan and any related Award Agreement.
     (d) Attorney Fees.
     In the event that a Participant or the Corporation or any Subsidiary brings an action to enforce the terms of the Plan or any Award Agreement and the Corporation or such Subsidiary prevails, the Participant shall pay all costs and expenses incurred by the Corporation and such Subsidiary in connection with that action, including reasonable attorney’s fees, and all further costs and fees, including reasonable attorney’s fees, incurred by the Corporation and such Subsidiary in connection with collection.
     (e) Invalidity or Unenforceability of Any Provision.
     If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provisions shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in effect.